                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                         INFORMATION ADVANTAGE, INC.
        ----------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Delaware                                41-1718445
     ----------------------------------------      ---------------------------
      (STATE OF INCORPORATION OR ORGANIZATION)           (I.R.S. Employer
                                                       Identification Number)


       7905 Golden Triangle Drive Suite 190
             Eden Prairie, Minnesota                         55344-7227
     ----------------------------------------      ---------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


If this Form relates to the              If this Form relates to the
registration of a class                  registration of a class of debt
of debt securities and is                securities and is to become
effective upon filing                    effective simultaneously with
pursuant to General                      the effectiveness of a concurrent
Instruction A(c)(1) please               registration statement under the
check the following box.                 Securities Act of 1933 pursuant
                                         to General Instruction A(c)(2)
                        /  /             please check the following box.

                                                                  /  /


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

     TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED

       Not Applicable                                    Not Applicable
------------------------------                   ------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                        COMMON STOCK,  $0.01 PAR VALUE
-------------------------------------------------------------------------------
                                (TITLE OF CLASS)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File
No. 333-37707).


ITEM 2.  EXHIBITS.

              EXHIBIT
              NUMBER    DESCRIPTION
              -------   -----------

              1.1       Specimen of Common Stock certificate

              2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit
                        3.1 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-37707).





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                                          2

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                                      SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        INFORMATION ADVANTAGE, INC.


Date: November 6, 1997                  By:  /s/ Donald W. Anderson
      ------------------------             ----------------------------
                                              Donald W. Anderson
                                              Chief Financial Officer

                                       EXHIBITS


              EXHIBIT
              NUMBER    DESCRIPTION
              -------   -----------

              1.1       Specimen of Common Stock certificate

              2.1 Certificate of Incorporation of Registrant, as amended to date - incorporated herein by reference to Exhibit
                        3.1 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.3 Bylaws of Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 (File No. 333-37707).

              2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-37707).






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